                                                                   EXHIBIT 10.79


                              EXPORTSS(R) AGREEMENT
                                       of
                                  JULY 1, 2000


                                     BETWEEN

                       STUDENT LOAN MARKETING ASSOCIATION
                             11600 Sallie Mae Drive
                                Reston, VA 20193

                                       AND

                               FLEET NATIONAL BANK
                   (solely in its capacity as trustee for the
                           AMS Education Loan Trust)
                             111 Westminster Street
                              Providence, RI 02903


                                       and



                       ACADEMIC MANAGEMENT SERVICES, INC.
                                  One AMS Place
                                463 Swansea Drive
                             Swansea, MA 02777-0100



--------------------------------------------------------------------------------

OUR AGREEMENT     This is an Agreement between the Student Loan Marketing
                  Association (Sallie Mae, we, us, our), Fleet National Bank, as
                  Trustee for the AMS Education Loan Trust under Trust Agreement dated February 3, 1994. "Together we" or "we both" refer to both parties. Academic Management Services, Inc. ("AMS") joins in the execution of this document to agree to the provisions hereof and to authorize Fleet National Bank to enter into this Agreement as trustee ("Trustee"). The Agreement defines how we will provide services to originate and service your loans, and the conditions under which we will purchase them. Terms whose first occurrence are in italics are defined in Section 23.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PART I LOAN ORIGINATION AND LOAN SERVICING

SECTION 1       Loan Origination
SECTION 2       Delivery of Loans Not Originated by Sallie Mae
SECTION 3       Sallie Mae's Servicing Responsibilities
SECTION 4       Lender's Additional Responsibilities for Loan
                 Origination and Servicing
SECTION 5       Compensation to Sallie Mae
SECTION 6       Right of Inspection
SECTION 7       Allocation of Liabilities
SECTION 8       Relationship of Parties

PART II LOAN SALES

SECTION  9      Types of Sales
SECTION 10      Additional Obligations of the Lender
SECTION 11      Sales Conditions and Procedures
SECTION 12      Closing of Sale
SECTION 13      Post-Sale Obligations of the Lender
SECTION 14      Rejection of Loans
SECTION 15      The Lender's Repurchase Obligation

PART III GENERAL PROVISIONS

SECTION 16      Representations and Warranties of the Lender
SECTION 17      Representations and Warranties of Sallie Mae
SECTION 18      Payment of Expenses and Taxes
SECTION 19      Communications and Notices
SECTION 20      Legislative Changes
SECTION 21      Termination
SECTION 22      Other Provisions
SECTION 23      Definitions
SECTION 24      Trustee Provisions
SECTION 25      Termination of Prior Agreement


ATTACHMENTS

ATTACHMENT A    Schedule of Fees
ATTACHMENT B    Officer a Certificate
ATTACHMENT C    Bill of Sale
ATTACHMENT D    Representations and Warranties of the Lender
                 with Respect to Loan
ATTACHMENT E-1  Blanket Endorsement
ATTACHMENT E-2  Power of Attorney
ATTACHMENT F    Purchase Price Information
ATTACHMENT G    Names for Facsimile Signature

                  PART I - LOAN ORIGINATION AND LOAN SERVICING



SECTION  1        LOAN ORIGINATION

                  We will process student loan applications and originate student loans on your behalf according to the requirements of the Higher Education Act of 1965 as amended (the Act) and any related Regulations. We will continue this origination process until termination of such obligation under Section 21. In addition, together we agree to the following:


APPLICATIONS TO   We will only be required to process completed applications
BE PROCESSED      from students who attend schools on your list of approved
                  schools. You agree to provide this list with a signed original of this Agreement. You can add or delete names from the list by notifying us in writing or in another manner we specify. We will not unreasonably withhold our agreement to add such other schools. We will only process Loans of less than $250 if they are Serial Loans.


PROCEDURES FOR    We will review all applications sent to us on your behalf for
PROCESSING        completeness and the requirements the Guarantor has specified.
APPLICATIONS      We will send properly completed applications to the Guarantor for approval. If an application is not completed properly, we will use our best efforts to contact the applicant by telephone or in writing to complete it properly, using our standard procedures.

                  If the application is not corrected or resubmitted properly within 90 days after the end of the loan period, we will terminate the application on our system.

DISBURSING        We will disburse Loan proceeds when an application is approved
LOANS BY CHECK    by the Guarantor. We will report to you the amounts to be
OR MASTER CHECK   disbursed. Funds for these Loans will be drawn from your bank account. We will also transmit from your bank account all insurance premiums that are due to the Guarantor on a Loan. Refunded insurance premiums that we receive will be promptly credited to your bank account.

                  We may disburse Loans by master check to schools that indicate to us that they desire to receive Loan disbursements by such method. If we learn that a Guarantor requires that you enter into agreements with it or with schools to which we will disburse Loans by master check, we will notify you. You agree to enter into such required agreements and to give us copies when signed. You will be responsible for paying all fees, if any, charged by a Guarantor in connection with disbursement of Loan proceeds by master check. We will send the master check to each school together with a disbursement roster containing the information required by the Act and Guarantor, and we will send you a copy of the portion of the disbursement roster that lists information for your Borrowers. You acknowledge and agree that, in accordance with the Act and Regulations, the school will be responsible for obtaining the Borrower's authorization for the release of Loan proceeds.

                  You will be responsible for ensuring that sufficient funds are in your bank account to cover all disbursements and insurance premiums. You also agree to maintain and reconcile this bank account.

DISBURSING        If you approve a particular school to receive disbursements by
LOANS BY EFT      EFT, then if that school is eligible and approved by us to receive funds by EFT (which approval shall not be unreasonably withheld), we may send funds to that school by EFT in accordance with the requirements of the Guarantor or Disbursement Agent. If we learn that a Disbursement Agent requires that you enter into agreements with it or with schools to which we will disburse

                  Loans by EFT, we will notify you. You agree to enter into such required agreements and to give us copies when signed. If you learn that any of your approved schools have become ineligible for EFT disbursements, or if any of the agreements you entered into with any Guarantor or Disbursement Agent have been terminated, you must notify us in writing immediately. If you want us to stop EFT disbursements to any particular school or to change the method of origination for any particular school, you also must notify us in writing. We will process such change as promptly as possible. You are responsible for paying all fees charged by a Disbursement Agent in connection with disbursement of Loan proceeds by EFT.

                  We will report to you the amounts that are to be disbursed. You hereby grant us a limited power of attorney to initiate a debit entry to your account in order to fund all loan disbursements and other payments we make by EFT on your behalf, and you agree to sign a confirming written authorization in the form attached to this Agreement. We may retain EFT funds as escrow agent (with the rights and responsibilities set forth in the Act and Regulations) for up to 3 business days before we initiate either a wire transfer or a credit entry to the school's account. We will send a disbursement roster to the school containing the information required by the Act and Guarantor, and we will send you a copy of the portion of the disbursement roster that lists information for your Borrowers. If you or the school want us to send the disbursement roster by overnight delivery method, we may charge you for the actual cost of such delivery. You acknowledge that, in accordance with the Act and Regulations, the school will be responsible for obtaining the Borrower's authorization for the release of Loan proceeds.

                  For Loans that you want to be disbursed using escrow services offered by a Disbursement Agent, we will inform you whether we are capable of using such Disbursement Agent's escrow services and which of the duties and responsibilities that we would normally perform will instead be performed by such Disbursement Agent. You acknowledge that we may use as the disbursement date for such Loans the date that funds were provided (or were scheduled to be provided) to the Disbursement Agent and that we will treat such Loans for all purposes as having been disbursed by EFT, unless either (i) the Guarantor or the Secretary otherwise directs or (ii) we conclude that the Act or Regulations otherwise require. You acknowledge that the escrow services offered by a Disbursement Agent may alter or diminish our origination, administrative, and servicing duties and responsibilities under this Agreement, in which event we will have no responsibility or liability for performing the services that are to be performed by such Disbursement Agent. If a Guarantor notifies us that it will be taking over any or all of the origination or disbursement services that we would normally perform for you, we may allow the Guarantor to perform such services, in which case we will no longer have responsibility or liability for such services.

USE OF            You also hereby authorize us to process Loan applications that
LAUREATE(R)       we receive through Laureate that designate you as the lender,
INTERNET-BASED    and to originate such student loans through Laureate on your
LOAN              behalf. You acknowledge that (i) we may not be able to
ORIGINATION AND   originate Loans through Laureate for attendance at any
DISBURSEMENT      particular school on your approved school list unless such
SERVICES          school has also elected and agreed to participate with us both in the Laureate loan origination and disbursement process, and
                  (ii)
                  if a school has elected to participate with us both in the Laureate loan origination and disbursement process, originations for attendance at that school will be made through Laureate. We will continue to originate Loan applications that we receive through Laureate until the earlier of (i) the date we stop offering Laureate origination services to schools and lenders, (ii) the date Part I of the Agreement is terminated, or (iii) a date that is 60 days after we receive written notice from you directing us to stop originating through Laureate (either in whole or with respect to a particular school). Any such termination shall only be applicable with respect to loans that we have not yet begun to process through Laureate as of the effective date of such termination. You acknowledge that all features and functions of Laureate are the property of Sallie Mae and/or its affiliates, and you waive any claim of ownership with respect thereto. You agree to take appropriate security measures to protect the security of passwords, to monitor your staff, including but not limited to those persons designated as the primary and secondary contacts, for unauthorized use of the Laureate functions, and to restrict passwords and access to Laureate to the appropriate staff. You agree that use of Laureate shall be limited to authorized employees and that in no event shall you take action to permit a third party to use
                  Laureate.

                  LAUREATE INCLUDES FUNCTIONS AND INFORMATION THAT ARE SUBJECT TO CHANGE WITHOUT NOTICE. IF ANY SUCH CHANGE WILL PREVENT THE DISBURSEMENT OF LENDER'S LOAN THROUGH LAUREATE, SALLIE MAE WILL PROMPTLY NOTIFY YOU. SALLIE MAE WANTS THE FUNCTIONS AND INFORMATION TO BE AS UP-TO-DATE AND ACCURATE AS POSSIBLE, BUT WE CANNOT GUARANTEE, AND WE EXPRESSLY DO NOT WARRANT, THAT THE INFORMATION YOU MAY OBTAIN FROM OUR

                  INTERNET SITE IS ERROR-FREE OR THAT YOUR ACCESS TO OUR INTERNET SITE WILL BE UNINTERRUPTED, OR THAT MATERIAL ACCESSIBLE FROM THIS SITE IS FREE OF VIRUSES.

ADVANCES We may advance funds on your behalf if sufficient funds are not in your bank account on the day we are scheduled to draw from your account. You agree that such advances will benefit your student loan program, and you agree to repay the entire amount of such advances, together with a finance charge that we may impose at the Prime Rate, when we request repayment, provided such request is made promptly.

LOAN              If a Loan is cancelled after a check has been issued, we will
CANCELLATION      promptly notify you to void the check. If we determine that a
AND LOST CHECKS   check has been lost we will issue a new check and notify you to void the lost check. For Loans disbursed by master check or EFT, we will use our best efforts to obtain the return of the disbursed funds for each Cancelled Loan that we know of so that we can process a cancellation. We will promptly return to you any funds relating to Cancelled Loans that are returned by the school to us, as well as any other funds pertaining to Loan disbursements that the school returns to us. If Loan funds are returned by the school or by a Guarantor directly to you, or if you learn that the Loan should be cancelled, you must notify us so that we may process a cancellation.

SERVICES OF       You acknowledge that we may subcontract with our affiliate,
SALLIE MAE        Sallie Mae Servicing Corporation, to perform some or all of
AFFILIATE         the origination and/or servicing activities that we are to perform under this Agreement. Notwithstanding any such subcontracting, Sallie Mae will remain liable to you, to the extent set forth in this Agreement, for all such origination and/or servicing activities that are performed by Sallie Mae Servicing Corporation. To the extent Sallie Mae Servicing Corporation performs any such origination and/or servicing activities, it will have the same authority granted to us in, and will perform such activities in compliance with the standards set forth in, this Agreement.
                  You also agree that all liability limitations set forth in this Agreement shall apply equally to Sallie Mae Servicing
                  Corporation as well as to Sallie Mae.

EFFECT OF         When our origination obligations are terminated under Section
TERMINATION       21, we will no longer have an obligation to process additional applications and disburse Loans, but we will continue to process applications in our possession at that time. If this Agreement is terminated because of an Insolvency Event, we may cease processing applications and disbursing all Loans immediately. See Section 21 for additional effects of termination.

SECTION 2         DELIVERY OF LOANS NOT ORIGINATED BY SALLIE MAE

                  At any time during the Commitment Period, you may request that we service Eligible Loans that you own but that we did not originate. We will not be obligated to service these additional Loans if the sum of the following exceeds the Commitment Amount:

                  Principal Balance of the Loans already originated by Sallie
                  Mae;

         PLUS Principal Balance of Loans that have not been originated by Sallie Mae for which you have requested servicing;

         PLUS Principal Balance of Loans reasonably expected to be originated by Sallie Mae.

STEP 1 You will notify us that you wish us to service your additional Loans and will provide us with a summary of these Loans including the Loan program type(s), the approximate number of both Borrowers and Loans, and the approximate total Principal Balance of the Loans.

STEP 2 We will consult with you to schedule a mutually agreeable delivery date on which the documentation for the additional Loans should be delivered to us and by what delivery method.

STEP 2 To the extent Loan documentation is provided to us, we will examine the Loan documentation and work with you to correct any problems we discover that prevent a Loan from being an Eligible Loan. You agree to notify us of any such problems of which you are aware.

STEP 4 We will notify you of any Loans that have problems that cannot be resolved to our reasonable satisfaction and may, at our discretion, return these Loans to you.

SECTION 3         SALLIE MAE'S SERVICING RESPONSIBILITIES

                  We will service all of the Loans we originated for you and those additional Loans we did not originate but accepted for servicing. We will continue servicing your Loans until each Loan is either purchased or rejected for purchase under Part II of this Agreement even after the end of the Commitment Period.

COMPLIANCE        We will service all Loans in accordance with the Act and
                  Regulations.

INQUIRIES AND     We will respond promptly to any inquiries from the Borrower,
REPORTS           the Guarantor, the Secretary, or the Borrower's school
                  regarding Loans we are servicing for you. We will also file, or prepare for you to file, all reports, claims, and billing statements for those Loans required by the Guarantor or the Secretary. We will send you copies of these reports, claims and billing statements at your request. However, you will be responsible for preparing and paying the cost of the annual lender audit report required by the Secretary.

                  We will also provide you with our standard reports for lenders generated by our system. If you request a non-standard report, we will estimate our actual cost to provide such report, and only if you agree in advance to pay such cost, will we provide such report.

LOAN PAYMENTS     We will process all Loan payments from the Borrowers,
                  Guarantor, and Secretary that we receive. We will deposit these payments and transfer funds to your bank account monthly by an automated clearing house transfer.

FACSIMILE         You authorize Sallie Mae to affix the facsimile signatures of
SIGNATURES        the persons named in Attachment G to this Agreement on your checks used by Sallie Mae to originate Loans on your behalf.
                  You will honor any check bearing such a facsimile signature that matches the signature of such person(s) on file with you.

SECTION 4         LENDER'S ADDITIONAL RESPONSIBILITIES FOR LOAN ORIGINATION
                  AND SERVICING

APPLICATION       You agree to prepare and distribute application packages in a
PACKAGES          form reasonably acceptable to us that comply with the Act and the Regulations.

DISBURSEMENT      You agree to notify us if any checks drawn on the disbursement
CHECKS            bank account remain outstanding more than 90 days, and to stop payment on any checks we identify for cancellation.

FORWARDING        If you receive any communications or payments on a Loan that
COMMUNICATIONS    we are servicing for you, you agree to forward the
AND PAYMENTS      communication or the payment to us within 2 business days.

POWER OF          By signing this Agreement, you grant Sallie Mae all reasonably
ATTORNEY          necessary authority to act as your agent and attorney-in-fact for originating or servicing Loans that we are servicing for you. Sallie Mae's powers under this provision do not include the right to waive strict compliance with the terms of the Loan by the Borrower. You agree to execute a specific power-of-attorney if required by the Guarantor or the Secretary.

INQUIRIES         You agree to cooperate with us, as necessary, to respond
                  promptly to inquiries concerning Loans.

GUARANTOR         You agree to furnish us with copies of all agreements between
AGREEMENTS        you and the Guarantor that affect the Loans that we originate or service for you.

SECTION 5         COMPENSATION TO SALLIE MAE

BASIC FEES        Upon receipt of a monthly itemized bill from us, you agree to pay us the fees listed in Attachment A until the end of the Commitment Period.

FEES AFTER THE    After the end of the Commitment Period, you will remit to
COMMITMENT        Sallie Mae, on a monthly basis, origination and servicing fees
PERIOD            which will be at a rate equal to the fees charged immediately prior to the end of the Commitment Period, increased by 10%.
                  We also retain the right to increase such fees on each anniversary of the expiration of the Commitment Period by 10% of the then-applicable fees.

LINKAGE FEES      We will advise you prior to using any electronic linkage with a Guarantor for which a fee is charged. If you elect to use this linkage, you will reimburse us for any fees we incur for use of that linkage on your behalf.

LATE FEE If any bill is not paid within 30 days of its date, you agree to pay a late fee of 1.5% for each month or part of a month you are late with your payment.

SECTION 6         RIGHT OF INSPECTION

                  You or your agent, or any governmental agency having authority over your business, may examine or audit our books and records for origination and servicing of your Loans. You agree to give us at least 10 business days' notice of such examination or audit if possible, to schedule it during normal business hours if possible, and to reimburse us for any reasonable costs we incur for these activities.

                  If such agency provides you with fewer than 10 business days' notice, then we will still allow you to examine or audit such books and records provided we are given no fewer than 5 business days' notice (or fewer if under court order or required for you to comply with the Act). You recognize that we may not be able to assign personnel to, and otherwise prepare for, such an examination or audit on fewer than 5 business days' notice.

SECTION 7         ALLOCATION OF LIABILITIES

STANDARD OF       We both agree to perform our obligations in Part I of this
CONDUCT           Agreement without negligence.

LIMITS ON         A Loan is still an Eligible Loan and shall be purchased by us
SALLIE MAE'S      hereunder regardless of whether the Commitment Period has
LIABILITY         expired, this Agreement has been terminated, the Commitment
                  Amount has or would exceeded, or any other provision of this Agreement that might otherwise bar that purchase, if it fails to meet the criteria for an Eligible Loan solely because of an act or omission by Sallie Mae in originating or servicing the Loan.

                  In addition to buying each such Loan, the maximum money damages we will pay to you due to any breach of Part I or Part II of this Agreement will be 0.5% of the total Principal Balance of all Loans serviced under this Agreement as of the date of the breach.

                  In no event will we have liability to you for any of the following:


                  o        damages arising from violations of state law;

                  o indirect, consequential or exemplary damages (except that, subject to any other limitations below, we will be liable for violations of requirements of a Guarantor, but if those requirements are expressed as requiring compliance with state law in general or any specific state law, we will not have liability for violating such state law);

                  o losses arising from electronic data transmission problems in connection with our actions on your behalf;

                  o the Guarantor's or Disbursement Agent's failure to perform;

                  o any wrongful act or omission of you, your employees or your agents, any other person or entity or its employees or agents, such as the failure of such person or entity to comply with requirements of a Guarantor or the Secretary;

                  o any failure of any third party to maintain an audit trail of funds or records proving proper disbursement or proper crediting of the Borrower's account;

                           o incorrect information from schools or Borrowers; or

                           o any errors, breaches or delays that arise from acts
                             of God, equipment or similar failure or other circumstances beyond our control.

                           No provision of this Agreement will alter or limit any joint or several liability we or you may have to the Secretary pursuant to 34 C.F.R. 682.413.

REPRESENTATIONS            The parties acknowledge and agree to the following
REGARDING                  with respect to our marketing activities that
MARKETING                  generate loans for you to be sold to us (the
ACTIVITIES                 Marketing Activities):

                                    1) At no time have you been or will you be
                           authorized to exercise dominion and control over the Marketing Activities; and

                                    2) We have conducted and will conduct the
                           Marketing Activities in full compliance with the Act and Regulations.

SECTION 8                  RELATIONSHIP OF PARTIES

                           We are an independent contractor acting as your agent only for the services specifically described in this Agreement. This Agreement is not a joint venture or partnership between you and Sallie Mae.

                           PART II - LOAN SALES

SECTION 9                  TYPES OF SALES

                           This Agreement covers three types of sales of Eligible Loans: an Initial Liquidation Sale (if provided for), optional sales, and future required sales.

INITIAL                    [Intentionally Omitted]
LIQUIDATION
SALE

OPTIONAL SALES             You may offer to sell Loans to us at any time before
                           Loans are required to be offered for sale under the Future Required Sales described below. We will buy the Eligible Loans you offer up to the Commitment
                           Amount. If we choose, we may buy Eligible Loans in excess of that amount.

                           If you want to initiate an optional sale, you must give us reasonable notice and supply us with any information we reasonably request about the Loans. Together, you and Sallie Mae will make every effort to close an optional sale promptly.


FUTURE REQUIRED            In addition to any Loans we buy from you in the
SALES                      Initial Liquidation Sale, during the Commitment
                           Period, you agree to sell to us on the following schedule all Eligible Loans that we originated or serviced for you, except for your LOMSA Loans:


LOAN TYPE                 SELECTION CRITERIA            SALE DATE
                          FOR NEXT SALE DATE            FREQUENCY*

Stafford Loans            All within 90-120             Monthly
                          days of full
                          disbursement

Deferred                  All within 60                 Monthly
PLUS/SLS Loans            days of full
                          disbursement

Non-Deferred              All within 60                 Monthly
PLUS/SLS Loans            days of full
                          disbursement

Retroactive               All                           Monthly
Separation Loan
(all Loan Types)


*The sale date will be specified by mutually agreed upon by Sallie Mae and AMS.

                           You also agree to offer to us on this sales schedule, even after the Commitment Period has ended, (i) any Eligible Loans that we originated or serviced for you, except for your LOMSA Loans, and (ii) all Serial Loans. We agree to buy the Eligible Loans you offer up to the Commitment Amount. If we choose, we may buy these Eligible Loans in excess of that amount. If we are not obligated to purchase the Eligible Loans, we will advise you of that fact as promptly as possible. We agree to buy each Eligible Loan you offer (including, without limitation, Serial Loans that are Eligible Loans), as well as any Loan that fails to meet the criteria for an Eligible Loan set forth in Section 23 solely because of an act or omission by Sallie Mae.

SIMULTANEOUS               Without regard to the sales schedule, you agree to
SALES OF                   offer us all Unsubsidized Stafford Loans and
ASSOCIATED                 subsidized Stafford Loans of the same Borrower made
STAFFORD LOANS             on the same loan application. This shall be true
                           whenever either of them is offered under the Initial
                           Liquidation Sale, the optional sales, or the future required sales described above.

PROCEDURES FOR             At least fifteen business days before the next
REQUIRED LOAN              scheduled sale date, we will send you a list of Loans
SALES                      that we are servicing on your behalf that are to be
                           included in the next scheduled sale. Unless you have told us otherwise in writing within 10 business days of receiving our list, you will have authorized the sale of those Loans. We both will use our best efforts to close each Loan sale promptly.

SALES OF LOANS             You agree to provide us with information we
NOT SERVICED BY            reasonably request concerning all Loans you own that
SALLIE MAE                 are not being serviced by us, and you agree to
                           provide this information on a schedule we both establish. In addition, you agree to notify us within 60 days of any Loans you acquire during the term of this Agreement.

MASTER                     If any Loans that are to be sold under this Agreement
PROMISSORY NOTE            were made under a Master Promissory Note, you will
PROVISIONS                 indicate on the Bill of Sale whether or not the sale
                           of such Loans includes or excludes an assignment of your right to offer future Loans under such Master
                           Promissory Note. If you reserve to yourself the right to offer future Loans, such right is not assignable by you except to (i) the surviving entity following a merger or acquisition of Seller or (ii) the purchaser of any such future loans (but we do not waive any obligation of the Seller to sell us Loans under the Agreement). Unless we otherwise agree in writing, you will deliver to us the original or a certified copy of the Master Promissory Note at the time of sale in accordance with the provisions of this Agreement.

SECTION 10                 ADDITIONAL OBLIGATIONS OF THE LENDER

OFFICER'S                  When you sign and submit this Agreement, you agree to
CERTIFICATE AND            include an officer's certificate in the form we have
OPINION OF                 provided in Attachment B. If we request it, you also
COUNSEL                    agree to provide an opinion of counsel covering any
                           matters we may reasonably designate.

SERIAL LOANS               You agree to use your standard lending criteria in
                           deciding whether to make Serial Loans, and you agree to sell them to Sallie Mae on the terms (including sales schedule and Purchase Price) set forth in this Agreement.

                           This requirement will continue to apply after the Commitment Period has ended.

NO MODIFICATION            You agree not to modify or amend any agreements you
OF GUARANTOR               have with the Guarantor that would materially affect
AGREEMENTS                 the characteristics of the Loans or the insurance on
                           the Loans in any way without our prior written consent, which will not unreasonably be withheld. Our consent is not necessary if the amendment or modification is required by the Act or the Regulations.

SALES TO THIRD             During the Commitment Period, you agree not to sell
PARTIES                    to any third party any Eligible Loan (other than
                           LOMSA Loans) that we originated or serviced for you.
                           After the Commitment Period, you agree not to sell to any third party any Eligible Loan that (a) we originated or serviced for you (except for your LOMSA
                           Loans) or (b) is a Serial Loan, unless (i) you have offered such Loans for sale to us on the terms set forth in this Agreement, (ii) WE have been given a period of 30 days to review your offer, and (iii) we have elected not to buy such Loans. Under the Optional Sales and Future Required Sales provisions above, we only have the right to elect not to buy such Eligible Loans if the Commitment Amount would be exceeded as a result of such sale. Any requirement you have to offer LOMSA Loans for sale to us or our affiliate(s) is governed by the LOMSA Agreements.



SECTION 11                 SALES CONDITIONS AND PROCEDURES

                           The following conditions and procedures must be fulfilled or Sallie Mae will have no obligation to complete a sale:

COMPLIANCE                 You have fulfilled all of your obligations under this
                           Agreement.

ACCURACY OF                All of the representations and warranties made by you
REPRESENTATIONS            under Section 16 and Attachment D of this Agreement
AND WARRANTIES             are true in all material respects.

DELIVERY OF                With respect to Loans that were not both originated
LOANS                      and serviced by us on your behalf, you agree to
                           deliver the notes and other documentation for Loans you offer for sale to us on a schedule and in a manner we both reasonably establish. You agree to bear the risk of loss for the Loans until we receive them. We will provide you with a written receipt for your delivery.

                           We will make a microfilm or computer-imaging record of the documents we receive. You agree that this record will be the final authority used to resolve any dispute over questions about whether a specific document was received by Sallie Mae unless you provide contrary proof. We will provide a copy of the record to you upon request.

SERVICING                  The party servicing the Loans subject to sale will
RESPONSIBILITY             continue to do so until the Cutoff Date. The party
                           servicing the Loans subject to sale will provide us with all reasonably necessary Account information on these Loans as of the Cutoff Date in the form and on the schedule we reasonably establish. You agree to ensure that any third party servicer will comply with these requirements.

BILL OF SALE               You will deliver 2 signed copies of a Bill of Sale in
                           the form of Attachment C for each portfolio of Loans prior to the date of sale. This Bill of Sale will include a list of the Loans we have agreed to buy.
                           The list will have been prepared by the party servicing the Loans. We will complete our sections of the Bill of Sale and sign it as of the date of sale.

ENDORSEMENT                You agree to assign your entire interest in the Loans
OF LOANS                   covered by the Bill of Sale to Sallie Mae. This
                           assignment will typically take one of these two forms:

                           (1) a blanket endorsement in the form of Attachment E-1; or

                           (2) a power of attorney granted to Sallie Mae in the form of Attachment E-2.

                           If required by the Guarantor or the Secretary, an authorized officer of your company may have to endorse each note.

UPDATED OFFICER'S          You agree to supply a new officer's certificate
CERTIFICATE AND            (Attachment B) or a new opinion of counsel covering
OPINION OF COUNSEL         matters we designate upon our reasonable request.

SECTION 12                 CLOSING OF SALE

CONSUMMATION OF            For each Loan sale, the sale and purchase of Loans
SALE                       will be effective as of the date of the Bill of Sale
                           after we both have signed the Bill of Sale and we have paid you the Purchase Price for the Loans.

SETTLEMENT OF              We will follow these steps to pay you the Purchase
PURCHASE PRICE             Price for the Loans:


     STEP 1 We will initially calculate the Purchase Price based on the total Principal Balance on the Bill of Sale plus the interest accrued on that Principal Balance. We will subtract any amounts you owe us, and We will pay you the Purchase Price net of such amounts.

     STEP 2 After we convert all of the Loans to our servicing system, we will recalculate the Purchase Price based on the total Principal Balance and accrued interest actually converted. If necessary, you will pay us or we will pay you so that the total amount you finally receive is equal to the recalculated Purchase Price. In some cases, this adjustment may occur after the sale has closed.

                           All payments due from either party will be made by wire transfer of immediately available funds to the appropriate party.

SECTION 13                 POST-SALE OBLIGATIONS OF THE LENDER

                           After the sale of Loans, you will be responsible for the following:


BORROWER                   You agree to cooperate with us and take any steps
NOTIFICATION               necessary to ensure that the Borrower is properly
                           notified of the sale of his or her Loan as required by the Act and Regulations.


FORWARDING                 If you receive any communications or payments with
COMMUNICATIONS             respect to a Loan you have sold to us, you agree to
AND PAYMENTS               forward the communication or payment to us within 5
                           business days; except that you agree to forward communications related to the bankruptcy of a borrower within 2 business days.


ASSISTANCE IN              You agree to provide any assistance to us we
RESOLVING                  reasonably request to resolve any questions or
ACCOUNT ISSUES             issues raised by the Borrower, the Guarantor or the
                           Secretary concerning any Loans we have purchased from you.

SECTION 14                 REJECTION OF LOANS


GROUNDS FOR                We may refuse to buy a Loan under any one of three
REJECTIONS                 conditions:

                           (1) the Loan does not meet the criteria for being an Eligible Loan or is a Cancelled Loan;

                           (2) a representation or warranty you have made with respect to a Loan is untrue in any material respect; or

                           (3) you are in material breach of any part of this Agreement.

                           A Loan is still an Eligible Loan if it fails to meet eligibility criteria because of an act or omission by Sallie Mae in originating or servicing the Loan for which Sallie Mae is liable under Section 7.

PROCEDURES FOR             Our only responsibility with respect to rejected
RETURN OF                  Loans is to return them to you. We will return them
REJECTED LOANS             following these steps:

     STEP 1                we will package the Loan documents;

     STEP 2                will re-endorse the note back to you, if necessary;
                           and

     STEP 3 we will return the note and all related documents that we received from you by registered mail or overnight delivery service.

                           We will not be liable to you for any losses you incur on rejected Loans except for losses arising from our negligent or willful misconduct in the handling or safekeeping of the Loans.

SECTION 15                 THE LENDER'S REPURCHASE OBLIGATION

GROUNDS FOR                You agree to repurchase (or cause another eligible
REPURCHASE                 lender to purchase) (i) Loans that are not Eligible
                           Loans in a material respect as of the date of sale even if we discover that fact after the sale date, and (ii) Loans that are Cancelled Loans at the time of sale or become Cancelled Loans after sale to us.

                           Additionally, you will not be required to repurchase a Loan if it is not eligible because of an act or omission that we made while originating or servicing the Loan for which Sallie Mae is liable under Section 7 (in which case such Loan will not be subject to repurchase under this Section)

                           While there may be other events that require you to repurchase a Loan, you agree to repurchase the affected Loans within 30 days following notice from us if one of the following events occurs as a result of any act, omission, or circumstance existing before we own the Loans (unless the event arises solely from an act or omission we made in originating or servicing the Loan for which Sallie Mae is liable under Section 7), or as a result of any action or omission by you after the sale:


                           o a claim for all or part of a guaranty payment is rejected by the Guarantor or the Secretary;

                           o under the Act or regulations, a claim may not be filed on the Loan;

                           o the information you provided at the time of sale concerning the Borrower's enrollment status or separation date was materially inaccurate or inconsistent with the Guarantor's records;

                           o the Borrower refuses to pay the Loan by claiming a legal defense (other than infancy) and the preponderance of evidence indicates that the Loan is legally not enforceable; or

                           o any representation or warranty with respect to the Loan is materially untrue.

                           The occurrence of such an event is conclusive proof of your repurchase obligation.

                           If a claim is rejected by the Guarantor or the Secretary under clause (i) of the preceding paragraph and we performed the origination and servicing of such Loan, we will attempt to cure or otherwise resolve the issue with the Guarantor on the affected Loans (and you agree to cooperate with and assist us in undertaking such activities) for a period not to exceed six months. We will undertake the same such activities that we would undertake for other Loans that we hold. If at the end of such six-month period we are unsuccessful in curing or resolving the issue with respect to a Loan, then we may request in writing that you cure or repurchase such Loan, and, in that event, you will either cure such defect or repurchase such Loan within 30 days following our request.

                           If the defect solely affects the accrued interest, accrued interest benefits, or accrued Special Allowance on a Loan (without affecting the ability of Sallie Mae to recover or bill for any of such amounts that may not yet be due and payable, but that may become due in the future), then you may pay us the amount of such accrued interest, accrued interest benefits, or accrued Special Allowance in lieu of repurchasing such Loan.

                           If the Lender does not have sufficient assets in the Trust Estate to pay such amounts or to repurchase such Loans or otherwise fails to do so, then AMS shall pay such amounts or cause another eligible lender to repurchase such Loans on its behalf, on the terms and within the time frames set forth in this
                           Section 15.

                           Notwithstanding the foregoing, we waive our right to require you to repurchase any particular Loan or group of Loans on account of a defect that was known at the time of purchase if we specifically agreed in writing at the time of purchase to waive this recourse.

REPURCHASE                 You agree to repurchase Loans and pay us an amount
PRICE                      that is calculated as follows on the date of
                           repurchase:

Repurchase                 Principal Balance that we used in calculating the
Price =                    Purchase Price that we paid for such Loans, times the
                           original Purchase Price percentage for such Loans

         Minus any payments of principal that we received on such Loans

         Plus accrued interest owed by Borrowers on specific Loans as of the date of repurchase (including interest that was capitalized after we bought such Loans)

         Plus amounts we must pay the Secretary on the Loan or as a result of a claim filing with respect to such Loan

         Plus reasonable expenses we incurred as a direct result of the repurchase

         Plus any Special Allowances or interest benefits we would have received from the Secretary had any specific Loan been an Eligible Loan throughout the period we owned it.

                           Payment of the repurchase price to us does not limit any other remedy we may have or liability you may have under our Agreement. You expressly acknowledge that, except as set forth in the following sentence, you will remain liable for all damages available under law for any breach of this Agreement and any breach of any representation or warranty made herein or upon any sale of Loans under this Agreement, whether or not such breach is material or non-material, whether or not such a repurchase is required under this Section as a result of such breach, and whether or not we have the right to terminate this Agreement under
                           Section 21 as a result of such breach.
                           Notwithstanding the immediately preceding sentence, except for (i) any liability arising out of a breach of your obligation to sell us Loans (or to repurchase Loans) in accordance with the terms of this Agreement, and (ii) any liability arising out of any third-party claims asserted against us or you, your liability hereunder shall be limited to 0.5% of the total Principal Balance of all Loans serviced under this Agreement as of the date of the breach.

                           Additionally, in no event will you have liability to us (other than (i) your obligation to repurchase the Loan for the repurchase price set forth above, (ii) any liability for third-party claims as aforesaid, and (iii) your obligation to reimburse us for any attorneys' fees that are recoverable as direct damages) for damages arising from any of the following:

                           o        indirect, consequential or exemplary
                                    damages; or

                           o any errors, breaches, or delays that arise from acts of God, equipment or similar failure, or other circumstances beyond our control.

                           We will not be liable to you for any losses you incur on repurchased Loans except for losses arising from our gross negligence or willful misconduct in the handling or safekeeping of the Loans.

SALLIE MAE                 In connection with any repurchase of a Loan under
REPRESENTATIONS            this Section 15, Sallie Mae will make the following
WITH RESPECT TO            representations and warranties with respect to the
REPURCHASED                Loans that are to be repurchased (unless the reason
LOANS                      that a representation or warranty cannot be made is
                           the result of any act or omission of AMS, the Lender, or any third party):

                           o Sallie Mae is the sole owner and holder of such Loan, free and clear of any and all encumbrances, liens, pledges, or security interests of any kind;

                           o Sallie Mae has the full right and authority to sell, assign, and transfer such Loan; and

                           o        Sallie Mae has not entered into any
                                    agreement with the Borrower or any other party that would have the effect of reducing the Borrower's obligation to repay the full principal amount due on the Loan, except as a part of any repayment option or repayment interest reduction that is generally made available by Sallie Mae to borrowers of loans that Sallie Mae services.

POST-SALE                  If we learn that the Principal Balance of any Loan
RECONCILIATION             that we purchased from you differed from the
WHEN PRINCIPAL             Principal Balance that we used to calculate the
BALANCE IS                 Purchase Price (even if we learn of such fact after
INCORRECT                  the sale), then we agree to pay you, or you agree to
                           repay us, as appropriate, a sum equal to the amount by which such Principal Balance differed from the Principal Balance on which we calculated the Purchase
                           Price, multiplied by the original Purchase Price percentage for such Loan. If you owe funds to us and the Borrower or the school already repaid the amount of the deficiency in the Principal Balance, then we will apply such repayment as a credit against the amount that you owe us. For Cancelled Loans, even if we have been repaid the full Principal Balance, you still must pay us the full premium that we paid you for such Loan.

                           PART III - GENERAL PROVISIONS

SECTION 16                 REPRESENTATIONS MID WARRANTIES OF THE LENDER




REPRESENTATIONS            By signing this Agreement and with respect to each
MADE BY THE                Loan sold to or serviced by us, Trustee represents
LENDER                     and warrants that the following statements are true:

                           You were created and exist under all applicable laws and are an eligible lender or other qualified holder of student loans under the Act and Regulations.

                           You have taken all legal and corporate action to permit you to enter into and perform all of the obligations in this Agreement including the sale of Loans to Sallie Mae and the repurchase of Loans.

                           Neither the execution of this Agreement nor your performance of this Agreement will violate any provision of law or any contract by which you are bound.

                           You do not discriminate on the basis of race, sex, color, creed or national origin. Further, you do not require the Borrower to maintain a bank account or other business relationship with you to qualify for the Loan, except that you may require an account or other business relationship if you are a credit union, savings and loan association, mutual savings bank, institution of higher education or a depository institution with less than $75 million in deposits.

                           All computer files and information in any form (including without limitation magnetic tapes, computer disks, printed reports, and electronic mail files or messages) that are sent to us by you or your agent(s) will accurately record and/or process dates from at least 1960 through 2059. You will promptly inform us in writing (in such detail as we reasonably request) of the methodology used to assure that such materials accurately record and/or process such dates (and you agree that such methodology must be reasonably acceptable to us).

                           AMS also represents and warrants that the following statements are true:

                           AMS was created and exists under all applicable laws and has taken all legal and corporate action to permit it to enter into and perform all of its obligations in this Agreement.

                           Neither the execution of this Agreement nor its performance of this Agreement will violate any provision of law or any contract by which AMS is bound.

REPRESENTATIONS            You agree to make each of the representations and
WITH RESPECT TO            warranties in Attachment D for each Loan sold to
THE LOANS                  Sallie Mae as of the date of the Bill of Sale.

SECTION 17                 REPRESENTATIONS AND WARRANTIES OF SALLIE MAE

                           We represent and warrant that each of the following is true:

                           Sallie Mae is a corporation duly created and validly existing under the laws of the United States of America.

                           We have taken all legal and corporate action necessary to permit us to enter into and perform all of our obligations in this Agreement.

                           Neither the execution of this Agreement nor our performance of this Agreement will violate any provision of law or any contract by which we are bound.

                           Year 2000 remediation has been completed on all of the systems used to perform Sallie Mae's responsibilities under this Agreement, as a whole and by their components; these systems have been installed into production; and comprehensive functional and integration testing is being conducted on these systems. Upon completion of such testing, these systems will be "Year 2000 Ready," which means that the systems are designed to be used prior to, during, and after the Gregorian calendar year 2000 A.D., and will operate during the term of the Agreement without error relating to date data, specifically including any error relating to, or the product of, date data that represents or references different centuries or more than one century.
                           Without limiting the generality of the foregoing, "Year 2000 Ready" means that the systems:

                                    (i) will not abnormally end or provide
                                    invalid or incorrect results as a result of date data, specifically including date data that represents or references different centuries or more than one century;

                                    (ii) have been modified to ensure year 2000 compatibility, including, but not limited to, date data century recognition, and calculations that accommodate same century and multi-century formulas and date values;

                                    (iii) will manage and manipulate data
                                    involving dates, including single century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or generate incorrect values or invalid results involving such dates;

                                    (iv) will operate correctly in an integrated environment with all of the other hardware, software, and data with which the system would be operated under normal operating conditions, including, but not limited to, application programs, microcode, firmware, software systems, operating systems, hardware components, files and databases, provided that all such other hardware, software, and data that are not the proprietary products of Sallie Mae are themselves Year 2000 Ready; and

                                    (v) will correctly identify and process leap years

SECTION 18                 PAYMENT OF EXPENSES AND TAXES

                           Each of us will pay our own expenses arising from or related to this Agreement unless the Agreement specifies otherwise. You agree to pay any transfer or other taxes and any filing or recordation fees you incur that are due upon the sale of Loans.

SECTION 19                 COMMUNICATIONS AND NOTICES

                           Each of us will send all written communications, notices and other correspondence to the addresses on this Agreement. Either of us can receive information somewhere else or have it received by someone else, by notifying the other party of the change of address in writing. Together we agree that our communications are validly given if sent by registered mail (deemed received 3 days after mailing), overnight delivery (deemed received 1 day after mailing), or receipt-confirmed facsimile (deemed received on day of transmission).

SECTION 20                 LEGISLATIVE CHANGES

                           If changes in the Act, Regulations, or other law make Loans ineligible or impose any new adverse economic impact on us or any holder of

                           Loans, we may refuse to originate, service and/or purchase such Loans under this Agreement. We have the option to waive this right. We will endeavor to give you at least 120 days' notice of our exercise of such right, but the failure to give such advance notice shall not render such notice invalid.

SECTION 21                 TERMINATION

METHODS OF                 This Agreement can be terminated in the following
TERMINATION                ways:

                           Together we can mutually agree in writing to terminate all or any part of this Agreement.

                           Either party shall be required to give the other 60 days' written notice if the receiving party materially breaches any of its obligations in this Agreement. If the receiving party does not cure the breach by the end of the 60 days, the sending party may terminate the Agreement in whole or part. However, if you terminate this Agreement pursuant to this provision, you will remain obligated to sell to us, on the terms set forth in this Agreement, all Loans that we have originated or serviced on your behalf.

                           You may terminate our services for origination and/or servicing by giving us 60 days' written notice. (Termination of services under Part I does not affect the rights and obligations of either party under the other parts of the Agreement.)

                           We may terminate the Agreement in whole or part immediately if an Insolvency Event occurs.

                           We may terminate the Agreement in whole or in part upon 90 days' written notice to you if the Secretary or his authorized designee alleges in writing (either formally or informally) that any of the following are in violation of the Act or Regulations: (i) our agreement to perform origination and servicing functions on your behalf, or (ii) our agreement to purchase Loans from you under this Agreement. Notwithstanding the foregoing, if the Secretary requires that such termination occur on a date earlier than the end of the 90-day notice period, then we may terminate on the earlier date required by the Secretary. If we terminate both our origination and our servicing functions, then we will, within 30 days following the effective date of our termination, purchase all of the Eligible Loans that we have originated or are servicing for you under this Agreement (in which case you agree to sell such Loans at such time). If we terminate only our origination services, then we may, at our option, either (1) continue to service the Loans that we have originated or are servicing for you until such Loans are purchased by us under the normal sales schedule set forth in Section 9, or (2) purchase all of the Eligible Loans that we have originated or are servicing for you under this Agreement within 30 days following the effective date of our termination of such origination services (in which case you agree to sell such Loans at such time). All sales pursuant to this paragraph will be subject to the remaining terms of this Agreement.

                           Unless previously terminated, our obligation to originate and accept delivery of Loans for servicing from you will terminate on the termination date described in the next paragraph. However, we will continue beyond such date to originate and disburse Loans on your behalf on the terms in this Agreement until either you or we provide the other with 60 days' written notice of termination of such origination services. Additionally, any Loans already originated by us, or serviced on our system, as of the date of termination will continue to be serviced until they are removed from our system by you or are sold to us or rejected by us.

                           Unless previously terminated, and without any notice or action required, on June 30, 2003.

EFFECT OF                  Upon termination of all or any part of this contract,
TERMINATION                any fees or other amounts owed under the contract (or
                           the part being terminated in the case of a partial termination) will become immediately due and payable.
                           Following termination, those parts of this contract which, by their terms, extend beyond the end of the Commitment Period (including, but not limited to, the obligation to sell and purchase certain Loans) shall remain in full force and effect.

SECTION 22                 OTHER PROVISIONS

FORM OF                    We both agree that the form of all documents and
DOCUMENTS AND              proceedings under this Agreement must be reasonably
PROCEEDINGS                satisfactory to us both and our respective legal
                           counsel.

SURVIVAL OF                All aspects of this Agreement remain in effect during
COVENANTS                  the servicing and after the sale and purchase of
                           Loans, and any successor or assign of Sallie Mae would be entitled to rely on the covenants, agreements, representations and warranties you have made in this Agreement. Your obligation to repurchase
                           Loans, your other obligations under Section 7,
                           Section 9, Section 10, Section 15, and Section 21 remain in effect before and after any termination of the Agreement in whole or part.

ASSIGNMENT                 Neither party may assign or transfer any of its
                           rights or obligations under this Agreement to any other party without the other party's written consent; except that Sallie Mae may assign its obligations to originate, service, or purchase Loans under this Agreement to one or more of its affiliated or successor companies without notice or your consent.

ENTIRE                     This document is the entire agreement between you and
AGREEMENT                  Sallie Mae relating to the origination and purchase
                           of Loans covered by this Agreement. Any previous agreements, documents or undertakings on the matters covered in this Agreement are invalid. This Agreement may only be modified or amended by a written agreement signed by you and us and, when it is, the Agreement as amended will become the operative
                           Agreement.


WAIVER A written waiver is required for you or us to waive a performance obligation of the other. The waiver of performance of an obligation shall waive that single performance but no future performances.

GOVERNING LAW              This Agreement is governed by the laws of the
                           Commonwealth of Virginia.

SECTION 23                 DEFINITIONS

ACCOUNT means all Loans of one Borrower of the same Loan type. Unsubsidized Stafford Loans and subsidized Stafford Loans are considered to be Loans of the same type.

ACT                        refers to Title IV, Part B of The Higher Education
                           Act of 1965, as amended.

AGREEMENT                  refers to this ExportSS Agreement including
                           attachments and amendments.

BILL OF SALE               means a bill of sale substantially in the form of
                           Attachment C to this Agreement.

BORROWER                   means the obligor on a Loan.

CANCELLATION               is the percentage of Cancelled Loans made under Part
RATE                       I of this Agreement during any period. Sallie Mae
                           will only calculate this rate 120 days after the end of the period.

                           Cancellation Rate = Number of Cancelled Loans
                                               -------------------------------
                                               Number of Loans First Disbursed

CANCELLED LOAN             means a Loan for which either (1) the check for the
                           first disbursement is not presented for payment within 120 days, or (2) the first disbursement has been repaid in full within 120 days, or (3) the proceeds of the first disbursement are not released to the Borrower on or before 120 days after disbursement.

COMMITMENT                 means $800,000,000, of which $480,000,000 is reserved
AMOUNT                     for subsidized Stafford Loans, $200,000,000 is
                           reserved for PLUS Loans and SLS Loans, and $120,000,000 is reserved for Unsubsidized Stafford
                           Loans. The Commitment Amount will be reduced by the Principal Balance of the Loans in each sale under this Agreement except the Initial Liquidation Sale
                           (if any). If your sales exceed the Commitment Amount, Sallie Mae agrees to discuss with you in good faith an increase in the Commitment Amount.

COMMITMENT                 means the period of time between the Effective Date
PERIOD                     and June 30, 2003 (or such earlier date on which this
                           Agreement is terminated pursuant to Section 21).

CUTOFF DATE                means the date of the Bill of Sale for all Loans that
                           are not in repayment status. For Loans in repayment status, the Cutoff Date is mutually established by the parties.

DISBURSEMENT               means the Guarantor or other entity that is to
AGENT                      perform some part of the disbursement process.

EFFECTIVE DATE             means the date written at the top of page one of this
                           Agreement.

EFT                        means electronic funds transfer.

ELIGIBLE LOAN              means a Loan that meets the criteria listed below.
                           Note that a loan is still an Eligible Loan if it fails to meet these criteria solely because of an act or omission by Sallie Mae.

                           The Loan is a fully disbursed Stafford Loan or PLUS Loan. It is guaranteed by the Guarantor and is reinsured by the Secretary on terms at least as favorable as those in effect on the Effective Date.

                           The Loan bears the maximum interest rate permitted by the Act and the interest is either:

                                    (1) payable on a current basis by the
                                    Secretary or the Borrower, or

                                    (2) deferred subject to capitalization as frequently as permitted by the Act and Regulations.

                                    The Loan must also meet these additional criteria (unless specifically waived with respect to the Initial Liquidation Sale, if any):

                           o it is not more than 11 days delinquent (principal or interest) and has a Principal Balance of at least $250 as of the Cutoff Date;

                           o it is in grace, deferment or in-school status (or for non-deferred PLUS Loans, it is in repayment status) as of the date of the Bill of Sale;

                           o unless we waive this provision or the Loan is a non-deferred PLUS Loan, at LEAST 30 days remain until the beginning of the repayment period;

                           o it is supported by all documentation, and in a format, reasonably required by Sallie Mae;

                           o it is made to an eligible Borrower for Loans of that type under the Act; and

                           o no forbearance agreement is in effect with respect to the Loan and at least 12 months remain until the Loan is scheduled to be paid in full.

                           Finally, except to the extent interest rates are reduced pursuant to a Sallie Mae borrower benefit program, (A) for Loans whose first disbursements occur on or before June 30, 1998, the sum of (1) the interest payable by the Secretary or the Borrower, plus (2) the Special Allowance payable by the Secretary, must be at least equal to the maximum sum of the same items that was permitted by the Act for Loans of the same Loan type that were first disbursed on or before June 30, 1998, and (B) for loans whose first disbursements occur on or after July 1, 1998, the sum of (1) the interest payable by the Secretary or the Borrower, plus (2) the Special Allowance payable by the Secretary, must be at least equal to the maximum sum of the same items that is permitted by Sections 427A(j), 427A(k), 438(b)(2)(G),
                           438(b)(2)(H), and 438(b)(2)(I) of the Act (or, if
                           higher, the maximum sum of these items that was permitted by the Act as in effect on the disbursement date for a Loan of the same Loan type that was disbursed on the disbursement date).

GUARANTOR                  means a state or private non-profit agency
                           responsible for providing the guarantee for Loans that is mutually acceptable to the parties.

INITIAL                    means the sale of Loans identified in Attachment F
LIQUIDATION                that you have agreed to offer to
SALE                       us upon signing this Agreement.

INSOLVENCY                 means any of the following:
EVENT

                           If AMS becomes financially insolvent, no matter how the insolvency is evidenced.

                           If a petition is filed under Title 11 of the U.S. Code (or any similar law) by or against AiMS.

                           If a court or agency with the authority appoints a trustee, receiver, conservator or the like for AMS.

INSTITUTIONAL              means the most recently published default rate
DEFAULT RATE               calculated by the Department of Education for a given
                           educational institution.

JULY 98 RATE               means a Stafford Loan or a PLUS Loan whose first
LOAN                       disbursement is made on or after July 1, 1998, and
                           whose interest rate is governed by (1) for Stafford
                           Loans, Sections 427A(j)(1), 427A(j)(2), 427A(k)(1),
                           or 427A(k)(2) of the Act, or (2) for PLUS Loans, Sections 427A(j)(3) or 427A(k)(3) of the Act.

LOAN means a student loan made under the Act (and related documents) that is originated or serviced under this or any prior ExportSS Agreement between us both, or that is originated to the Borrower of a Signature Loan that is originated under the marketing agreement between you and First National Bank of Sioux Falls and/or their successor agreements.

LOMSA                      mean, collectively, (i) that certain Loan
AGREEMENTS                 Subservicing Agreement dated December 17, 1999,
                           between EFG Technologies, Inc. and Sallie Mae
                           Servicing Corporation, and (ii) that certain Loan
                           Origination and Management Services Agreement dated
                           December 17, 1999, among Bank One, National
                           Association, as

                           Eligible Lender Trustee, Sallie Mae Servicing Corporation, as Servicer, and Educational Finance Group, Inc., as Beneficial Owner.

LOMSA LOAN                 means an educational loan that is originated or
                           serviced by Sallie Mae Servicing Corporation under the LOMSA Agreements, which loan is/was never originated or serviced under this Agreement or any prior ExportSS Agreement between us both.

OLD RATE LOAN              means a Stafford Loan or a PLUS Loan whose first
                           disbursement is made before July 1, 1998.

PLUS LOAN                  means a federal Loan made under Section 428B of the
                           Act (or predecessor provisions) whose interest rate is governed by Section 427A(c) of the Act, Section
                           427A(j)(3) of the Act, or Section 427A(k)(3) of the Act.

PRINCIPAL                  means the original principal amount of a Loan, plus
BALANCE                    any capitalized interest that is insured by the
                           Guarantor, less principal payments received and amounts that may not be insured such as late charges.

PURCHASE PRICE             means, for a portfolio of Eligible Loans:

                           (a) For Old Rate Loans, (i) 100% of the accrued interest that is payable by the Borrowers, plus (ii) for Stafford Loans, 102.00% of the aggregate Principal Balance of such Loans, plus (iii) only for PLUS Loans, a percentage of the aggregate Principal Balance of the Old Rate PLUS Loans in the portfolio based upon the average Borrower indebtedness ("ABI") of the combined PLUS Loan and SLS Loan portfolio of July 98 Rate Loans and Old Rate Loans, calculated by multiplying the appropriate percentage set forth in the Purchase Price Information Attachment by the aggregate Principal Balance of Old Rate PLUS Loans, and

                                (b) For July 98 Rate Loans, (i) 100% of the accrued interest that is payable by the Borrowers, plus (ii) for Stafford Loans, 102.00% of the aggregate Principal Balance of such Loans, plus (iii) only for PLUS Loans, a percentage of the aggregate Principal Balance of the July 98 Rate PLUS Loans in the portfolio based upon the ABI of the combined PLUS Loan and SLS Loan portfolio of July 98 Rate Loans and Old Rate Loans, calculated by multiplying the appropriate percentage set forth in the Purchase Price Information Attachment by the aggregate Principal Balance of July 98 Rate
                                PLUS Loans.

                                These sums are calculated as of the date of the Bill of Sale.

                                There are two exceptions to these calculations:

                                For Eligible Loans that you acquired after the Loans were originated and for Eligible Loans sold later than the sales schedule set forth in this Agreement, we will pay 100% of the Principal Balance and the accrued interest that is payable by the Borrowers.

                                For Accounts being purchased in which the most recent Loan was made to a Borrower to finance attendance at an educational institution for which the Institutional Default Rate equals or exceeds 25%, we will pay 100% of the aggregate Principal Balance of such Accounts and the accrued interest that is payable by the Borrowers, minus a servicing charge of $8.00 for each Account containing such a Loan.

REGULATION                      means any rule, regulation, instruction or
                                procedure issued by the Secretary under the Act or by the Guarantor.

RETROACTIVE                refers to an Eligible Loan that is in repayment
SEPARATION LOAN            status because the Borrower has left school
                           prior to the anticipated date. A Retroactive
                           Separation Loan is an Eligible Loan only if (i) within fourteen (14) days after you receive the notice that the Borrower is no longer a full-time student, you notify us that you have received the notice and that you want to sell that Loan, and (ii) you deliver that Loan to us within thirty (30) days after you receive the notice.

SECRETARY                  means the United States Secretary of Education or any
                           successor.

SERIAL LOAN                means an additional Eligible Loan made to the same
                           Borrower who has a Loan of the same type already owned by Sallie Mae. Unsubsidized and subsidized
                           Stafford loans are considered to be the same Loan type.

SLS LOAN means a Federal Supplemental Loan for Students made under Section 428A of the Act (or predecessor provisions).

SPECIAL                    means the amount the Secretary pays the holder of a
ALLOWANCE                  Loan as authorized and calculated under Section 438
                           of the Act.

STAFFORD LOAN              means:

                           (A) a Loan for which the interest rate is governed by
                           Section 427A(a), Section 427A(d), Section 427A(e),
                           Section 427A(f), Section 427A(g), Section 427A(j)(1),
                           Section 427A (i)(2), Section 427A(k)(l), or
                           Section 427A(k)(2) of the Act. The Loans described in this paragraph (A) are referred to as "subsidized Stafford Loans."

                           (B) A Stafford Loan made under Section 428H of the Act bearing an interest rate governed by the sections of the Act listed in (A) immediately above. These Loans are referred to as "Unsubsidized Stafford Loans."

TOTAL LOANS                means the total number of Loans that Sallie Mae
FIRST DISBURSED            originated for the Lender for which the first
                           disbursements were made during the applicable period.

TRUST ESTATE               means the entire portfolio of student loans and all
                           other properties and assets held in trust by the Trustee under the terms of the Trust Agreement dated
                           February 3, 1994, between Trustee and AMS.

SECTION 24                 TRUSTEE PROVISIONS

                           We acknowledge that Fleet National Bank has entered into this Agreement solely in its capacity as trustee for the AMS Education Loan Trust, and not in its individual capacity. The representations, warranties, and covenants of the Lender herein or in connection with sales of Loans to be made hereunder (other than any representations, warranties, and covenants relating to the Trustee's creation, existence, eligible lender status, corporate action, no-cross defaults, and nondiscrimination) are made solely at the direction of AMS, without independent investigation by the Trustee, and the Trustee has undertaken only those duties required of it under its trust agreement with AMS. Accordingly, all recourse and remedies we may have hereunder shall be available only against AMS and the assets of the Trust Estate, and not against the Trustee in its individual capacity.

SECTION 25                 TERMINATION OF PRIOR AGREEMENT

                           By executing this Agreement, the Seller and Sallie Mae terminate the contract between them dated April 1, 1994, covering the sale and purchase of student loans (the "Prior Agreement"), as of the Effective Date. This termination does not affect the survival of any rights or obligations beyond termination provided for in the Prior Agreement. Following the Effective Date, all loan sales and purchases between the Seller and Sallie Mae will be governed by the terms of this Agreement.

                           EXECUTION OF THIS AGREEMENT

                           By signing below, the authorized officers of Sallie Mae and Lender accept this Agreement as a legal contract as of the Effective Date on page 1.

                           FLEET NATIONAL BANK, AS TRUSTEE FOR THE AMS
                           EDUCATION LOAN TRUST UNDER TRUST AGREEMENT DATED FEBRUARY 3, 1994


                           SIGNATURE: /s/ THERESA QUIRK
                                      -----------------------------------
                           PRINTED NAME: Theresa Quirk
                                         --------------------------------
                           TITLE: Vice President
                                  ---------------------------------------


                           STUDENT LOAN MARKETING ASSOCIATION

                           By: Sallie Mae, Inc., Authorized Agent

                           SIGNATURE: /s/ ROBERT S. LAVET
                                      -----------------------------------
                           PRINTED NAME: Robert S. Lavet
                                         --------------------------------
                           TITLE: VP & Deputy General Counsel
                                  ---------------------------------------

         The undersigned joins in this Agreement to agree to the provisions hereof and to authorize Fleet National Bank to enter into this document as trustee and to agree to the provisions of Section 15 hereof.

ACADEMIC MANAGEMENT SERVICES, INC.


By: /s/ LLOYD ALCORN
    -------------------------------
Name:  Lloyd Alcorn
       ----------------------------
Title: CFO
       ----------------------------


         The undersigned joins in the execution of this Agreement solely to agree to the "Services of Sallie Mae Affiliate" provisions of Section 1 hereof.

SALLIE MAE SERVICING CORPORATION


BY:  SALLIE MAE, INC.,
     AUTHORIZED AGENT


By: /s/ ROBERT S. LAVET
    -------------------------------
Name:  Robert S. Lavet
       ----------------------------
Title: VP & Deputy General Counsel
       ----------------------------

                                  ATTACHMENT A

                                SCHEDULE OF FEES

1. Origination Fee: $10.00 for each Stafford Loan Sallie Mae originates for the Lender and $8.50 for each PLUS and/or SLS Loan Sallie Mae originates for the Lender. These fees are payable even if the Loan is cancelled. In calculating these fees, a subsidized Stafford Loan and an Unsubsidized Stafford Loan made under the same application will be counted as a single Loan.

2. Servicing Fee: $1.50 per Stafford Account per month starting on the date of the first disbursement (or conversion to our servicing system) and $1.50 per PLUS and/or SLS Account per month starting on the date of the first disbursement (or conversion to our servicing system). Sallie Mae will charge an additional fee of $0.00 per Account per month for any Account containing one or more Unsubsidized Stafford Loans.

3. Conversion Fee: $0.00 per Account for each conversion. This fee is assessed on any Loans not originated by Sallie Mae for the Lender but transferred to Sallie Mae for servicing on behalf of the Lender.

4. Cancellation Fee: $15.00 per Cancelled Loan. The Cancellation Fee will only be charged if the Cancellation Rate equals or exceeds 10 percent. If Sallie Mae has not previously originated and serviced Loans for the Lender, Sallie Mae will not charge any Cancellation Fees for the first 10 months in which it is originating Loans for the Lender. Subsidized Stafford Loans and Unsubsidized Stafford Loans made under the same application will be counted as two Loans in calculating the Cancellation Fee.

5. Deconversion Fee: $25.00 for each Loan the Lender removes from Sallie Mae's servicing system. The Deconversion Fee must be paid before the Lender may remove the Loan from Sallie Mae's servicing system. Subsidized Stafford Loans and Unsubsidized Stafford Loans made under the same application will be counted as two Loans in calculating the Deconversion Fee.

Only one Origination and/or Conversion Fee will be charged for an Unsubsidized Stafford and an associated subsidized Stafford Loan processed under the same application.

                                  ATTACHMENT B

                              OFFICER'S CERTIFICATE


Re: ExportSS Agreement dated July 1, 2000, between Seller and Sallie Mae.

         I, of Fleet National Bank, as Trustee (the "Seller"), hereby certify to the Student Loan Marketing Association ("Sallie Mae") that:

================================================================================

         ONE OF THE OFFICERS LISTED IN THIS SECTION HAS SIGNED THE AGREEMENT AND THE PERSON(S) NAMED BELOW ARE, AS OF THE DATE OF THIS CERTIFICATE, THE REPRESENTATIVES OF THE SELLER DULY AUTHORIZED TO EXECUTE AGREEMENTS REGARDING THE ORIGINATION, SERVICING, AND SALE OF STUDENT LOANS WITH SALLIE MAE, HOLD THE CORPORATE OFFICES INDICATED NEXT TO THEIR NAMES, THE SIGNATURES FOLLOWING THEIR NAMES ARE THEIR GENUINE SIGNATURES, AND ONE OF THEM HAS DULY EXECUTED THE
AGREEMENT:

        NAME                    TITLE                    SIGNATURE
        ----                    -----                    ---------

Theresa Quirk             Vice President             /s/ THERESA QUIRK

================================================================================

By: /s/ JOHN J. BROSNAN
    ------------------------------------------
    (An officer who did not sign the Agreement
     and is not listed in the box above)

Name:  JOHN J. BROSNAN
       ---------------------------------------
Title: Assistant Vice President
       ---------------------------------------
Date:  October 31, 2000
       ---------------------------------------

                             OFFICER'S CERTIFICATE


Re: EXPORTSS Agreement dated July 1, 2000, between Fleet National Bank, as Trustee, and Sallie Mae.

         I, of Academic Management Services, Inc. ("AMS"), hereby certify to the Student Loan Marketing Association ("Sallie Mae") that:

================================================================================

         ONE OF THE OFFICERS LISTED IN THIS SECTION HAS SIGNED THE AGREEMENT AND THE PERSON (5) NAMED BELOW ARE, AS OF THE DATE OF THIS CERTIFICATE, THE REPRESENTATIVES OF AMS DULY AUTHORIZED TO EXECUTE AGREEMENTS REGARDING THE ORIGINATION, SERVICING, AND SALE OF STUDENT LOANS WITH SALLIE MAE, HOLD THE CORPORATE OFFICES INDICATED NEXT TO THEIR NAMES, THE SIGNATURES FOLLOWING THEIR NAMES ARE THEIR GENUINE SIGNATURES, AND ONE OF THEM HAS DULY EXECUTED THE
AGREEMENT:

        NAME                    TITLE                    SIGNATURE
        ----                    -----                    ---------


================================================================================

By:
    ------------------------------------------
    (An officer who did not sign the Agreement
     and is not listed in the box above)

Name:
       ---------------------------------------
Title:
       ---------------------------------------
Date:
       ---------------------------------------

                                  ATTACHMENT C

                                  BILL OF SALE


Re:      ExportSS(R) Agreement dated __________, 20__ (the "Agreement")

         The undersigned seller sells and assigns to the Student Loan Marketing Association ("Sallie Mae") and its successors and assigns all of Seller's rights, title, and insurance interest in the portfolio of Loans described below as being accepted for purchase by Sallie Mae, as listed on the attached schedule. This sale is for value received and is in accordance with the terms and conditions of the Agreement.

         The Seller makes the representations and warranties set forth in the agreement as of the date of this Bill of Sale. The Seller authorizes Sallie Mae to use a copy of this document as the only official notification to the Guarantor of assignment of the Loans to Sallie Mae on the date of purchase.

         If any of the Loans were made under a Master Promissory Note, this sale INCLUDES/EXCLUDES [STRIKE ONE] an assignment of Seller's right to offer future loans under such Master Promissory Note. If Seller reserves to itself the right to offer future loans, this right is not assignable by Seller except to (i) the surviving entity following a merger or acquisition of Seller or (ii) the purchaser of any such future loans (but Sallie Mae does not waive any obligation of the Seller to sell us Loans under the Agreement). Seller warrants that if it does not deliver the original Master Promissory Note to Sallie Mae at the time of sale, Seller will deliver it to Sallie Mae to the extent it is needed for enforcement or claim-filing purposes.

         Portfolio offered for sale by Seller:
         Accounts ______ *Principal $___________

       ----------------------------------------------
       Portfolio accepted for purchase by Sallie Mae:
       Accounts ______ *Principal $___________
       ----------------------------------------------


                                       -----------------------------------------
SELLER                                 SALLIE MAE

                                       Student Loan Marketing Association
----------------------------------     11600 Sallie Mae Drive
----------------------------------     Reston, VA 20193
----------------------------------     ATTN: Customer Service Department


                                       By: Sallie Mae, Inc., Authorized
By:                                        Agent
    ------------------------------
    Signature of Authorized
    Officer of Seller                  By:
                                           -----------------------------
                                           Signature of Authorized
NAME                                       Signatory
AND
TITLE:
      ----------------------------     NAME
                                       AND
                                       TITLE:
                                             ---------------------------

                                       DATE OF PURCHASE:
                                                        ----------------
                                       -----------------------------------------

   --------------------------------------------------
   NOTE: Boxed areas are for completion by Sallie Mae
   --------------------------------------------------

* Based on estimated calculations, which may be adjusted upward or downward based on final reconciliations.

                                  ATTACHMENT D

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER
                              WITH RESPECT TO LOANS

You state that the following statements are true with respect to each Loan sold to Sallie Mae:

1. The Lender is the sole owner of the Loans, free and clear of any liens, claims or encumbrances of any nature; and is free to transfer, and has transferred, title to the Loans to Sallie Mae.

2. The Loans are Eligible Loans that have been originated, including payment of all applicable origination fees, and serviced in accordance with all applicable laws and Regulations. All information provided by the Lender to Sallie Mae concerning the Loans is true.

3. The Loans are legal, valid and binding obligations of the respective Borrowers and are subject to no defenses (except the defense of infancy). Except for Sallie Mae's service-marked Borrower benefit programs, the Lender either has already paid for, or will provide funds to Sallie Mae to pay for, all rebates or other Borrower benefits that were promised to the Borrowers.

4. Any origination or servicing activities with respect to the Loans by any party other than Sallie Mae have been done with due diligence and in accordance with the Act and Regulations.

5. The Loans are registered with the Guarantor under the ownership number the Lender has provided to Sallie Mae, the Loans are fully insured by the Guarantor, and the Lender has transferred the insurance on the Loans to Sallie Mae. All insurance premiums due the Guarantor have been paid.

6. Any payment received by the Lender on the Loans have been allocated to principal and interest on a simple interest basis.

7. All Loans of each Borrower subject to sale at this time are being offered for sale as part of the same transaction.

8. The Lender has not selected the Loans on the basis of any identifying characteristics of the Borrowers, such as educational institutions attended, age, sex, race, creed, national origin or place of residence.

9. If a Loan was not originated by or on behalf of the Lender, the Lender is a legitimate "holder" of the Loan and the Loan was transferred to the Lender in full compliance with the Act and Regulations.

10. The Loans sold in the Initial Liquidation Sale conform to the description in Attachment F to this Agreement.

11. If the sale of any Loan made under a Master Promissory Note includes an assignment of the right to offer future loans under such Master Promissory Note, (i) the Lender has not assigned and will not assign such right to any other party, and (ii) the Borrower has not revoked the Lender's right to make future loans under such Master Promissory Note. If the Lender does not deliver the original Master Promissory Note to Sallie Mae, the Lender will deliver it to Sallie Mae to the extent it is needed for enforcement or claim-filing purposes.

                                 ATTACHMENT E-1

                               BLANKET ENDORSEMENT

By signing this endorsement, the undersigned endorses the attached Promissory Note. This note is one of the Promissory Notes described in the Bill of Sale executed in favor of Sallie Mae. If the Promissory Note is a Master Promissory Note, the undersigned endorses such Master Promissory Note only to the extent it evidences particular loans that are described in such Bill of Sale. Except as stated in the previous sentence, or as provided in the ExportSS(R) Agreement dated _______________, 20____ between the Lender and Sallie Mae, this is an unrestricted endorsement and without recourse.

This endorsement may be effected by attaching either this endorsement or a facsimile to each of the Notes.

Lender:
       --------------------------------------
By:
   ------------------------------------------
Name:
      ---------------------------------------
Title:
       --------------------------------------

                                 ATTACHMENT E-2

                                POWER OF ATTORNEY

___________________________________________________________________ ("Seller")
authorizes the Student Loan Marketing Association ("Sallie Mae") or ___________ _______________________________________________ ("Servicer"), as its
attorney-in-fact, to endorse promissory notes sold under the ExportSS(R) Agreement between Seller and Sallie Mae dated ____________, 20 __ , in the following form:

         All right, title and interest of ________________________________
         ("Seller") is assigned to the Student Loan Marketing Association ("Sallie Mae") without recourse except as provided in the ExportSS(R) Agreement between Sallie Mae and the Seller dated _________________, 20___. If the Promissory Note is a Master Promissory Note, this endorsement is valid only to the extent it evidences particular loans that are described in a Bill of Sale from the Seller to Sallie Mae.

         By:
             ------------------------------------------
             On behalf of and as attorney in fact for

         -------------------------------------
         Seller

         Further, the endorsement by Sallie Mae or the Servicer on behalf of and as attorney-in-fact for the Seller shall transfer to Sallie Mae all right, title and interest of the Seller in the promissory notes (subject to the above limitation if the notes are Master Promissory Notes) consistent with the terms of the ExportSS(R) Agreement dated _____________, 20 __ .

For purposes of endorsement of these promissory notes, a facsimile of this authorization may be used in place of the original.

Dated               , 20   .
      --------------    ---


Seller:
        ---------------------------------------
By:
    -------------------------------------------
Name:
      -----------------------------------------
Title:
      -----------------------------------------

                                  ATTACHMENT F

                           PURCHASE PRICE INFORMATION

Part 1 --     Initial Liquidation Sale (Section 9)

              None.

Part 2 --     Optional Sales (Section 9(a)) and Future Required Sales (Section
              9(c)).

FOR OLD RATE LOANS AND JULY 98 RATE LOANS:


       FOR PLUS LOANS:

        Sale Portfolio
Average Borrower Indebtedness
         of PLUS Loans                 Purchase Price Percentage
-----------------------------          -------------------------
       $0  -  $4,000                         100.50%
   $4,001  -  $5,000                         102.00%
   $5,001  -  $6,000                         102.25%
   $6,001  -  $7,000                         102.50%
   $7,001  -  Above                          102.75%

                                  ATTACHMENT G

                         NAMES FOR FACSIMILE SIGNATURES



                          As used for Prior Agreement

                     CONSOLIDATED EFT DISBURSEMENT AGREEMENT

                           dated as of August 1, 2000

                                     between

                       STUDENT LOAN MARKETING ASSOCIATION

                                       and

                        AMS EDUCATION LOAN TRUSTEE/FLEET

         THIS AGREEMENT dated as of August 1, 2000 (the "Agreement") between AMS EDUCATION LOAN TRUSTEE/FLEET (the "Lender") and the STUDENT LOAN MARKETING ASSOCIATION ("Sallie Mae") is entered into between Lender and Sallie Mae to allow disbursement of Loan proceeds by electronic funds transfer (if and as authorized by the Guarantor), to allow Sallie Mae to hold Loan proceeds as escrow agent and to provide certain data transfer services in connection with Lender's origination of Loans. This Agreement shall be effective with respect to each School (as herein defined) listed on Exhibit B attached hereto.

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

         (a) "Act" means the Higher Education Act of 1965, as amended (20 U.S.C.
Section 1071 et seq.).

         (b) "Borrower" means the obligor on a Loan.

         (c) "Guarantor" means any state, or private non-profit guarantor of Loans.

         (d) "Loan" means a student loan made under the Act.

         (e) "Prime Rate" means for each business day, the rate displayed on Telerate page 125 (or successor page) as the Prime Rate for such day. If for any business day no such rate is displayed on Telerate, the Prime Rate will be the highest rate listed as the Prime Rate in the "Money Rates" section of the Eastern Edition of THE WALL STREET JOURNAL published on such date, or if no longer published or not listed in such publication, such substitute source that Sallie Mae chooses. The Prime Rate for any day that is not a business day will be the Prime Rate as determined above on the immediately preceding business day.

         (f) "Regulations" means any rule, regulation, instruction or procedure issued by the Secretary under the Act or by the Guarantor.

         (g) "School" means each school listed on Exhibit B attached hereto. Additions to the school list will be subject to (i) meeting Sallie Mae's eligibility and approval requirements and (ii) mutual agreement of the parties, and will be evidenced only by written or faxed communication by both parties indicating their approval of such addition. Either party may delete a School upon thirty days' notice to the other party.

         (h) "Secretary" means the United States Secretary of Education or any successor.

         (i) "USAF" means United Student Aid Funds, Inc., as origination agent for the Lender.

2.       ELECTRONIC DATA AND DISBURSEMENT.

         (a) Lender agrees to comply with the system and software requirements listed in Part I of Exhibit C and the procedures established by Sallie Mae concerning the format and method of transmission of data. Both parties agree to cooperate to correct errors in processing or communicating information.

         (b) Lender will be responsible for sending Loan applications to Borrowers, obtaining properly completed Loan applications from Borrowers, and obtaining Loan guaranties from the Guarantor.

         (c) After the Guarantor has notified Lender that an application for a Loan has been approved by the Guarantor, Lender and Sallie Mae will follow the procedures set forth in Part II of Exhibit C with respect to the Loans to be disbursed.

         (d) Sallie Mae will disburse Loan proceeds as required by the Act and Regulations in accordance with the procedures set forth in Part II of Exhibit C. Loans shall be disbursed by electronic funds transfer initiated by Sallie Mae or its agent by means of debit and credit entries through an automated clearing house. Sallie Mae shall retain all funds that it receives from USAF as escrow agent pursuant to
         Section 428(i) of the Act. If a credit entry to the School has been initiated, and USAF has failed to send Sallie Mae the funds on a timely basis in accordance with Part II of Exhibit C, Sallie Mae reserves the right to assess on Lender a finance charge at the Prime Rate on a daily basis until such time as the amount is reimbursed.

         (e) Sallie Mae or its agent shall initiate a credit entry to the designated School's account which shall be accompanied by a disbursement roster, based on the disbursement roster provided by USAF, that will contain information as specified by Sallie Mae. The cost of delivering any hard copy disbursement rosters by overnight or express mail to or from Lender, if any, will be charged to Lender. Lender agrees and acknowledges that any earnings or interest on funds delivered to Sallie Mae as escrow agent shall be retained by Sallie Mae, and that Sallie Mae may commingle the proceeds of all Loans paid to Sallie Mae pursuant to this Agreement and agreements with other lenders. Sallie Mae will be responsible for maintaining and reconciling the escrow account. Lender will be responsible for transmitting all insurance premiums, guarantee fees, and origination fees due on the Loans to the appropriate entity.

         (f) If Sallie Mae agrees to perform such services, Sallie Mae will receive the following information transmitted by a School: (a) information-concerning Loans that have been cancelled, returned, refunded, or that otherwise have not been disbursed to the Borrower; and (b) instructions for credit entries to Sallie Mae's account on behalf of Lender for cancelled, returned, or refunded Loans (and Sallie Mae will forward such information to Lender and will initiate a credit entry to Lender's account). Sallie Mae shall not be liable or responsible for the failure to transmit or the accuracy of information transmitted by a School.

         (g) Lender represents that it has complied with all requirements of the Guarantor pertaining to electronic funds transfer, including, but not limited to, entering into any required agreements with the Guarantor or School authorizing disbursement by electronic funds transfer. Lender shall be responsible for complying with the Act and the Regulations relating to borrower authorizations for electronic funds transfer.

         (h) Lender shall immediately notify Sallie Mae if it learns that a School has become ineligible for electronic funds transfer origination or the agreement for electronic funds transfer origination (if any) has been terminated.

3. FEES. Lender agrees to pay Sallie Mae fees for its services at the rates set forth in Exhibit D. Sallie Mae will invoice Lender on a monthly basis for such fees, and Lender agrees to pay each invoice within 30 days following the date of such invoice. If Lender fails to pay any invoice on a timely basis, Sallie Mae shall have the right to (i) impose a late fee of 1.50% of the unpaid amount for each month or part of a month Lender is late with its payment, and/or (ii) immediately cease performing services under this Agreement.

                                  ATTACHMENT 2

              [Form of Customized School Deal Notification Letter]

                             [Sallie Mae Letterhead]
                                                    Date:___________________

[LENDER NAME]
[LENDER ADDRESS]
[LENDER ADDRESS]

Attention: _____________________


Re:      [Insert Educational Institution and OE Number]

Dear __________________:

         Pursuant to the requirements in the definition of "Customized School Deal Loans," as set forth in the Customized School Deals Amendment to ExportSS(R) Agreement ("Customized School Deals Amendment"), which amendment is dated _________, ___, between the Student Loan Marketing Association ("Sallie Mae") and __________________ ("Lender"), this letter shall serve as notice that Sallie Mae and [Insert Educational Institution and OE Number] have agreed to a Customized School Deal. If you desire to participate with Sallie Mae in such Customized School Deal; please countersign one original of this letter and return it to me on or before ________________,200_.

         By countersigning below, you acknowledge that the [Stafford Loans] OR [PLUS Loans] OR [Stafford Loans and PLUS Loans] made by you in connection with attendance at [Insert Educational Institution and OE Number], whose first disbursements occur on or after the later of (i) the response deadline set forth in the preceding paragraph, or (ii) the effective date of the agreement between Sallie Mae and such school, and prior to the effective date of termination of such Customized School Deal, and all Serial Loans, will be deemed Customized School Deal Loans for all purposes of the Agreement (as defined in and as modified by the Customized School Deals Amendment).

         If you have any questions concerning the foregoing, please contact me at 630-990-7733 at your earliest convenience.

                                              Very truly yours,


                                              Jerry Maher
                                              Vice President
                                              Financial Institution Sales

AGREED AND ACCEPTED:
[INSERT LENDER NAME]

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------

                              OFFICER'S CERTIFICATE

Re: ExportSS Agreement dated July 1, 2000, between Fleet National Bank, as Trustee, and Sallie Mae.

         I, of Academic Management Services, Inc. ("AMS"), hereby certify to the Student Loan Marketing Association ("Sallie Mae") that:


================================================================================

         ONE OF THE OFFICERS LISTED IN THIS SECTION HAS SIGNED THE AGREEMENT AND THE PERSON(S) NAMED BELOW ARE, AS OF THE DATE OF THIS CERTIFICATE, THE REPRESENTATIVES OF AMS DULY AUTHORIZED TO EXECUTE AGREEMENTS REGARDING THE ORIGINATION, SERVICING, AND SALE OF STUDENT LOANS WITH SALLIE MAE, HOLD THE CORPORATE OFFICES INDICATED NEXT TO THEIR NAMES, THE SIGNATURES FOLLOWING THEIR NAMES ARE THEIR GENUINE SIGNATURES, AND ONE OF THEM HAS DULY EXECUTED THE
AGREEMENT:

          NAME                        TITLE                       SIGNATURE
          ----                        -----                       ---------
      Rhonda Sayles               Vice President              /s/ RHONDA SAYLES
------------------------     -----------------------       ------------------------
X
------------------------     -----------------------       ------------------------

------------------------     -----------------------       ------------------------

================================================================================


By:    /s/ JOHN GOMES
   ------------------------------------------------
    (An officer who did not sign the Agreement
    and is not listed in the box above)


Name:      John Gomes
     ----------------------------------------------

Title:     President
      ---------------------------------------------

Date:       8-8-2003
     ----------------------------------------------

                           AMENDMENT OF JUNE 25, 2003

                                       TO

                              EXPORTSS(R) AGREEMENT

                               DATED JULY 1, 2000

                                     BETWEEN

                       STUDENT LOAN MARKETING ASSOCIATION

                                       AND

                               FLEET NATIONAL BANK
                   (SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE
                            AMS EDUCATION LOAN TRUST)

                                       AND

                       ACADEMIC MANAGEMENT SERVICES, INC.

        WHEREAS, the Student Loan Marketing Association ("Sallie Mae"), Fleet National Bank, solely in its capacity as trustee for the AMS Education Loan Trust ("Trustee"), and Academic Management Services, Inc. ("AMS") entered into that certain ExportSS Agreement dated as of July 1, 2000 (as amended, the "Agreement"); and

         WHEREAS, Sallie Mae, Trustee, and AMS desire to amend the terms thereof.

         NOW THEREFORE, for mutual consideration, the sufficiency and receipt of which are hereby acknowledged, Sallie Mae, Trustee, and AMS agree to amend the Agreement as follows:

         1. Section 21 "Methods of Termination" is amended by deleting the date "June 30, 2003" and inserting in lieu thereof the date "July 31, 2003."

         2. Section 23 "Commitment Period" is amended by deleting the date "June 30, 2003" and inserting in lieu thereof the date "July 31, 2003."



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        Capitalized terms used in this amendment shall have the meanings ascribed to them in the Agreement, the terms of which are hereby incorporated herein by reference, and except as specifically provided for otherwise in this amendment, the rights and obligations of Trustee, AMS, and Sallie Mae under the Agreement are unchanged. Upon execution by authorized representatives of Trustee, AMS, and Sallie Mae, this amendment shall be effective as of the date of this amendment.



FLEET NATIONAL BANK, AS TRUSTEE           ACADEMIC MANAGEMENT SERVICES, INC.
FOR THE AMS EDUCATION LOAN
TRUST UNDER TRUST AGREEMENT
DATED FEBRUARY 3, 1994

By:                                       By:   /s/ RHONDA SAYLES
   ----------------------------              -----------------------------------
Name:                                     Name:  Rhonda Sayles
     --------------------------                ---------------------------------
Title:                                    Title: Vice President
      -------------------------                 --------------------------------

STUDENT LOAN MARKETING ASSOCIATION

BY: SALLIE MAE, INC.,
AUTHORIZED AGENT

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                           AMENDMENT OF JULY 29, 2003

                                       TO

                              EXPORTSS(R) AGREEMENT

                               DATED JULY 1, 2000

                                     BETWEEN

                       STUDENT LOAN MARKETING ASSOCIATION

                                       AND

                               FLEET NATIONAL BANK
                   (SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE
                            AMS EDUCATION LOAN TRUST)

                                       AND

                       ACADEMIC MANAGEMENT SERVICES, INC.

         WHEREAS, the Student Loan Marketing Association ("Sallie Mae"), Fleet National Bank, solely in its capacity as trustee for the AMS Education Loan Trust ("Trustee"), and Academic Management Services, Inc. ("AMS") entered into that certain ExportSS(R) Agreement dated as of July 1, 2000 (as amended, the "Agreement"); and

         WHEREAS, Sallie Mae, Trustee, and AMS desire to amend the terms thereof.

         NOW THEREFORE, for mutual consideration, the sufficiency and receipt of which are hereby acknowledged, Sallie Mae, Trustee, and AMS agree to amend the Agreement as follows:

         1. Section 21 "Methods of Termination" is amended by deleting the date "July 31, 2003" (as set forth in the amendment of June 25, 2003) and inserting in lieu thereof the date "August 31, 2003."

         2. Section 23 "Commitment Period" is amended by deleting the date "July 31, 2003" (as set forth in the amendment of June 25, 2003) and inserting in lieu thereof the date "August 31, 2003."




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.)

         Capitalized terms used in this amendment shall have the meanings ascribed to them in the Agreement, the terms of which are hereby incorporated herein by reference, and except as specifically provided for otherwise in this amendment, the rights and obligations of Trustee, AMS, and Sallie Mae under the Agreement are unchanged. Upon execution by authorized representatives of Trustee, AMS, and Sallie Mae, this amendment shall be effective as of the date of this amendment.

FLEET NATIONAL BANK, AS TRUSTEE           ACADEMIC MANAGEMENT SERVICES, INC.
FOR THE AMS EDUCATION LOAN
TRUST UNDER TRUST AGREEMENT
DATED FEBRUARY 3, 1994

By:                                       By:   /s/ RHONDA SAYLES
   ----------------------------              -----------------------------------
Name:                                     Name:  Rhonda Sayles
     --------------------------                ---------------------------------
Title:                                    Title: Vice President
      -------------------------                 --------------------------------

STUDENT LOAN MARKETING ASSOCIATION

BY: SALLIE MAE, INC.,
AUTHORIZED AGENT

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------